UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2022

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On November 1, 2022, Texas Capital Bancshares, Inc. (the “Company”), the parent company of Texas Capital Bank (the “Bank”), completed the previously announced sale of the Bank’s insurance premium finance business to AFCO Credit Corporation (“Purchaser”) pursuant to the Purchase Agreement, dated September 5, 2022, by and between the Bank and Purchaser for a purchase price of approximately $3.4 billion, which is subject to certain post-closing adjustments set forth in the Purchase Agreement. The acquisition was structured as a sale of a portfolio of domestic insurance premium finance loans (the “Loan Portfolio”) and the issued and outstanding equity interests of BankDirect Capital Finance, LLC (“BankDirect”, and the sale of the Loan Portfolio and BankDirect, the “Transaction”).
The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2022 and the full text of which is incorporated herein by reference. The Transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. Accordingly, the pro forma financial information required by Item 9.01 is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(b)    Pro Forma Financial Information
The following financial information is included as Exhibit 99.1 to this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2022
•Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2021 and the nine months ended September 30, 2022
(d)    Exhibits
99.1    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2022 and Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2021 and the nine months ended September 30, 2022

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 3, 2022	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer